UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2021

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 9, 2021, Regional Management Corp. (the “Company”) and certain of its subsidiaries entered into the Second Amendment to Seventh Amended and Restated Loan and Security Agreement (the “Second Amendment”), among the Company and its subsidiaries named as borrowers therein (collectively with the Company, the “Revolving Borrowers”), the financial institutions named as lenders therein (the “Revolving Lenders”), and Wells Fargo Bank, National Association, as agent (the “Revolving Agent”). The Second Amendment amends the Seventh Amended and Restated Loan and Security Agreement, dated as of September 20, 2019 (the “Loan Agreement”), among the Revolving Borrowers, the Revolving Lenders, and the Revolving Agent. The Loan Agreement was previously filed with the Securities and Exchange Commission (the “SEC”) by the Company on September 20, 2019 as Exhibit 10.1 on Form 8-K.

The Second Amendment amends the Loan Agreement to permit up to $20,000,000 in additional distributions through July 31, 2022 and make certain clarifying changes to the existing distributions covenant in the Loan Agreement.

For a complete description of the terms of the Second Amendment, see Exhibit 10.1 hereto. The foregoing description is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Second Amendment, which is incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition.

On February 10, 2021, the Company issued a press release announcing financial results for the three and twelve months ended December 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On February 10, 2021, the Company will host a conference call to discuss financial results for the three and twelve months ended December 31, 2020. A copy of the presentation to be used during the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

All information in the press release and the presentation is furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2021 (the “Grant Date”), following consultation with its independent compensation consultant, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company approved certain compensation arrangements with respect to the Company’s named executive officers and Ms. Rana (together, the “Officers”), as described below.

The Committee granted the following awards to certain of the Officers under the Regional Management Corp. 2015 Long-Term Incentive Plan (As Amended and Restated Effective April 27, 2017) (the “2015 Plan”): (i) nonqualified stock options, (ii) performance-contingent restricted stock units (“RSUs”), (iii) cash-settled performance units (“performance units”), and (iv) restricted stock, in each case subject to the terms of the 2015 Plan and the applicable award agreement.

The Officers, other than Ms. Rana, were each granted a nonqualified stock option, subject to a Nonqualified Stock Option Agreement (the “NQSO Agreement”), to purchase such number of shares of the Company’s common stock as may be determined by dividing the value of the grant (as described below) by the fair value of each option share (calculated on or as close in time as practicable to the Grant Date in accordance with GAAP using the Black-Scholes option pricing model) as follows: Mr. Beck: $560,000; Mr. Schachtel: $160,500; and Mr. Fisher: $150,000. The option price of each option is equal to the fair market value of the Company’s common stock on the Grant Date, and each option has a 10-year term, with one-third of the shares subject to each option vesting on each of December 31, 2021, December 31, 2022, and December 31, 2023, subject to the executive’s continued employment from the Grant Date through the respective vesting date or as otherwise provided in the 2015 Plan or the NQSO Agreement, the form of which was previously filed with the SEC.

The Officers were each granted RSUs with the target number of units calculated by dividing the value of the grant by the closing price of the Company’s common stock on the Grant Date, based upon grants of the following values: Mr. Beck: $560,000; Ms. Rana: $166,250; Mr. Schachtel: $160,500; and Mr. Fisher: $150,000. The actual number of RSUs, if any, that may be earned may range from 0% to 150% of the target number of units and will be based on achievement of (i) the Company’s compound annual growth rate of net income compared to the compound annual growth rate of net income for the Company’s peer group and (ii) each such executive’s and the Company’s overall performance, in each case over the performance period, January 1, 2021 through December 31, 2023, and the continued employment of each such executive through December 31, 2023, or as otherwise provided in the 2015 Plan or the Performance-Contingent Restricted Stock Unit Award Agreement, the form of which was previously filed with the SEC.

The Officers were each granted the following number of performance units with a target value of $1.00 per performance unit: Mr. Beck: 560,000; Ms. Rana: 166,250; Mr. Schachtel: 160,500; and Mr. Fisher: 150,000. The actual value of the performance units, if any, that may be earned may range from 0% to 150% of the target value and will be based on achievement of (i) the Company’s compound annual growth rate of basic earnings per share compared to the compound annual growth rate of basic earnings per share for the Company’s peer group and (ii) each such executive’s and the Company’s overall performance, in each case over the performance period, January 1, 2021 through December 31, 2023, and the continued employment of each such executive through December 31, 2023, or as otherwise provided in the 2015 Plan or the Cash-Settled Performance Unit Award Agreement, the form of which was previously filed with the SEC.

The Officers, other than Ms. Rana, were each granted restricted stock, subject to a Restricted Stock Award Agreement (“RSA Agreement”), with the number of shares calculated by dividing the value of the grant by the fair market value of the Company’s common stock on the Grant Date, based upon grants of the following values: Mr. Beck: $560,000; Mr. Schachtel: $160,500; and Mr. Fisher: $150,000. One-third of the shares subject to each award shall vest on each of December 31, 2021, December 31, 2022, and December 31, 2023, subject to the executive’s continued employment from the Grant Date through the respective vesting date or as otherwise provided in the 2015 Plan or the RSA Agreement, the form of which was previously filed with the SEC.

Item 8.01. Other Events.

On February 10, 2021, the Company also announced that the Board has declared a quarterly cash dividend of $0.20 per share of outstanding common stock, payable on March 12, 2021 to stockholders of record as of the close of business on February 23, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Second Amendment to Seventh Amended and Restated Loan and Security Agreement, dated as of February 9, 2021, by and among Regional Management Corp. and its subsidiaries named as borrowers therein, the financial institutions named as lenders therein, and Wells Fargo Bank, National Association, as agent.

99.1	Press Release issued by Regional Management Corp. on February 10, 2021, announcing financial results for Regional Management Corp. for the three and twelve months ended December 31, 2020.
99.2	Presentation of Regional Management Corp., dated February 10, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: February 10, 2021	By:	/s/ Harpreet Rana
	Name:	Harpreet Rana
	Title:	EVP and Chief Financial Officer

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